Note 11 - Debt	12 Months Ended
Jan. 31, 2015
Debt Disclosure [Abstract]
Debt Disclosure [Text Block]
Note 11 - Debt

As of January 31, 2015, all amounts previously borrowed under the revolving debt facility have been repaid and no amounts remain owing. We are in compliance with the covenants of the revolving debt facility as of January 31, 2015. On May 28 2014, we amended our revolving debt facility, increasing the borrowing limit from $50.0 million to $77.0 million. The amended facility is comprised of a $75.0 million revolving facility, with drawn amounts to be repaid in equal quarterly installments over a period of five years from the advance date, and a $2.0 million revolving facility, with no fixed repayment date on drawn amounts prior to the end of the term. Borrowings under the credit agreement are secured by a first charge over substantially all of our assets. Depending on the type of advance under the available facilities, interest will be charged on advances at a rate of either i) Canada prime rate or US base rate plus 0% to 1.5%; or ii) LIBOR plus 1.5% to 3%. Undrawn amounts are charged a standby fee of between 0.3% and 0.5%. Interest is payable monthly in arrears under both facilities. Standby fees are payable quarterly in arrears. The revolving debt facility contains certain customary representations, warranties and guarantees, and covenants.

As at January 31, 2015 we have outstanding letters of credit of approximately $0.4 million (EUR 0.1 million and NOK 2.0 million) primarily related to our leased premises ($0.5 million as at January 31, 2014).